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                                                                    EXHIBIT 10.5

                          ---------------------------


                        NEW CENTURY MORTGAGE CORPORATION
                             NC CAPITAL CORPORATION
                                     Seller

                                       AND

                            CDC MORTGAGE CAPITAL INC.
                                      Buyer

                                 AMENDMENT NO. 2
                           Dated as of August 5, 2002

                                       TO

                AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT
                            Dated as of May 10, 2002

                          ---------------------------


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     AMENDMENT NO. 2 (this "Amendment"), dated as of August 5, 2002, by and among New Century Mortgage Corporation ("NCMC"), NC Capital Corporation ("NCCC" and, together with NCMC, the "Seller"), and CDC Mortgage Capital Inc. ("Buyer"), to the Amended and Restated Master Repurchase Agreement dated as of May 10, 2002 as amended by Amendment No. 1, dated as of July 26, 2002 each by and among Seller and Buyer (the "Agreement").

                                    RECITALS

     WHEREAS, Seller and Buyer have entered into the Agreement;


     WHEREAS the Seller has requested the Buyer to agree to amend certain provisions of the Agreement as set forth in this Amendment. The Buyer hereto is willing to agree to such amendments, but only on the terms and subject to the conditions set forth in this Amendment.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Seller and the Buyer hereby agree as follows:

     Section 1. Amendments.

     (a) Defined Terms. Unless otherwise defined herein, terms defined in the Agreement are used herein as therein defined.

     (b) Provisos (10) and (11) of the definition of "Asset Value" shall be amended and restated in their entireties to read:

          (10) The aggregate Asset Value of Non-owner Occupied Mortgage Loans may not exceed $29,375,000;

          (11) The aggregate Asset Value of High Cost Mortgage Loans may not exceed $11,750,000; and

     (c) The following definitions shall be amended and restated in their entireties to read:

     "Jumbo Sub-Limit" shall mean an amount equal to $164,500,000.

     "Jumbo(500) Sub-Limit" shall mean an amount equal to $94,000,000.

     "Jumbo(750) Sub-Limit" shall mean an amount equal to $47,000,000.

     "Maximum Amount" shall mean $470,000,000.

     "Second Lien Sub-Limit" shall mean an amount equal to $47,000,000.



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     "Second Lien CLTV Sub-Limit" shall mean with respect to Second Lien
Mortgage Loans with a Combined Loan to Value Ratio of greater than 100%, $23,500,000.

     "Wet-Ink Sub-Limit" shall mean an amount equal to (i) with respect to the first five (5) Business Days of each calendar month, $235,000,000, (ii) with respect to the last three (3) Business Days of each calendar month, $235,000,000 and (iii) at all other times, $188,000,000.

     (d) The definition of "C/C- Credit Sub-Limit" shall be deleted. In its place, the following definition shall be inserted:

     "C/C- Credit Sub-Limit" shall mean an amount equal to $70,500,000. (e)
Section 3(o) of the Agreement will be amended by inserting after "$200,000,000", the following:

     "; provided for the Test Period ended November 30, 2002 and for each Test Period thereafter, if the Seller fails to maintain the average aggregate principal balance of Transactions outstanding for any such Test Period equal to at least $235,000,000"

     Section 2. Facility Fee. Upon the execution of this Amendment, the Seller shall pay a facility fee to the Buyer equal to the product of (x) $70,000,000,
(y) a quotient, the numerator of which is the number of days that will elapse from and including the date of this Amendment to but excluding the Termination Date and the denominator of which is 365, and (z) 0.125%. Section 3. Effectiveness of the Amendment. The Amendment shall become effective upon receipt by the Buyer of evidence satisfactory to the Buyer that this Amendment has been executed and delivered by the Seller.

     Section 4. Ratification of Agreement. As amended by this Amendment, the Agreement is in all respects ratified and confirmed and the Agreement as so modified by this Amendment shall be read, taken, and construed as one and the same instrument. Section 5. Representations and Warranties. To induce the Buyer to enter into this Amendment, the Seller hereby represents and warrants to the Buyer that, after giving effect to the amendments provided for herein, the representations and warranties contained in the Agreement and the other Repurchase Documents will be true and correct in all material respects as if made on and as of the date hereof and that no Default or Event of Default will have occurred and be continuing.

     Section 6. No Other Amendments. Except as expressly amended hereby, the Agreement and the other Repurchase Documents shall remain in full force and effect in accordance with their respective terms, without any waiver, amendment or modification of any provision thereof.

                                      -2-

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     Section 7. Counterparts. This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

     Section 8. Expenses. The Seller agrees to pay and reimburse the Buyer for all of the out-of-pocket costs and expenses incurred by the Buyer in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the fees and disbursements of its attorneys.

     Section 9. GOVERNING LAW.

     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

                                      -3-

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

CDC MORTGAGE CAPITAL INC.,          NEW CENTURY MORTGAGE CORPORATION,
as Buyer under the Agreement        as Seller under the Agreement

By:  /s/ Anthony Malanga             By:  /s/ Kevin Cloyd
     ----------------------------         ---------------
     Name:                                Name:
     Title: Managing Director             Title:  Senior Vice President



By:  /s/ William Bronagh             NC CAPITAL CORPORATION,
     ----------------------------    as Seller under the Agreement
     Name:
     Title: Director                 By:  /s/ Kevin Cloyd
                                     Name:
                                     Title:  President



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     The undersigned guarantor hereby consents and agrees to the foregoing
Amendment:

                                NEW CENTURY FINANCIAL CORPORATION


                               By: /s/ Patrick Flanagan
                                   --------------------------------------
                                   Name:
                                   Title: Executive Vice President